UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 9, 2009

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

Florida	001-15046	88-0404114
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Suite 2808,International Chamber of Commerce Tower
Fuhua Three Road, Shenzhen, PRC 518048

(Address Of Principal Executive Offices) (Zip Code)

011 86 755 8831 2115
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 9, 2009, New Dragon Asia Corp. (the “Company”) was notified that effective December 8, 2008, the personnel of Grobstein Horwath & Company LLP (“GHC”) have joined with Crowe Horwath LLP (“Crowe”) resulting in the resignation of  GHC as independent registered public accounting firm for the Company. Crowe was appointed as the Company’s new independent registered public accounting firm.

The audit reports of GHC on the financial statements of the Company as of and for the years ended December 25,  2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage Crowe was approved by the board of directors on January 15, 2009.

During the Company’s most two recent fiscal years ended December 25, 2007 and 2006 and through January 15, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 25, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated January 27, 2009, furnished by GHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:
16.1
Letter furnished by GHC in response to the Company’s request, addressed to the Securities and Exchange Commission, dated January 27, 2009, indicating their agreement with the statements contained in the Form 8-K filing..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

	By:	/s/ Peter Mak
	Name:	Peter Mak
	Title:	Chief Financial Officer
Dated: January 26, 2009